UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

SCHEDULE 14A (Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. 2)

Filed by the Registrant ☑           Filed by a Party other than the Registrant ☐

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☐   Preliminary Proxy Statement

☐   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑   Definitive Additional Materials

☐   Soliciting Materials Pursuant to § 240.14a-12

IEH CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IEH Corporation MMMMMMMMMMMM MMMMMMMMMMMMMMM C123456789 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by December 16, 2020 at 5:00AM EST New York time. Online GIof ntoo welwewct.rinovneicstvoortviontge,.com/IEHC or scan delete QR code and control # ?e QR cod˜e — login details are the shaded bar below. Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/IEHC Annual Meeting Revised Proxy Card 1234 5678 9012 345 q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposal 2, for every 1 YEAR on Proposal 5 and A FOR Proposals 3 and 4. 1. Election of Directors: For Withhold For Withhold For Withhold + 01 - Eric C. Hugel, Class I Director Nominee 02 - Sonia Marciano, Class I Director Nominee 03 - Michael E. Rosenfeld, Class I Director Nominee 2. Say on Pay – An advisory vote regarding the approval of compensation paid to our named executive offices. For Against Abstain 3. Ratification of the appointment of Marcum LLP as the Independent Registered Public Accounting Firm for the fiscal year ending March 31, 2021. For Against Abstain 4. Adoption of the 2020 Equity Based Compensation Plan 5. Frequency of Say on Pay – An advisory vote regarding the frequency of future advisory votes to approve executive compensation: 1 Year 2 Years 3 Years Abstain B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMM C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 03CHCD 1 U P X 4 8 4 4 1 0 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/IEHC Proxy — IEH Corporation q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + Notice of 2020 Annual Meeting of Shareholders Proxy Solicited by Board of Directors for Annual Meeting — Wednesday, December 16, 2020 at 10:00 a.m. Local Time. Dave Offerman and Bill Craig, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of IEH Corporation to be held on Wednesday, December 16, 2020 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees to the Board of Directors as Class I Directors, FOR Approval of Executive Compensation, FOR adoption of Say on Pay on executive compensation for 1 year, FOR ratification of the appointment of Marcum LLP as the Independent Registered Public Accounting Firm for the fiscal year ending March 31, 2021, and FOR adoption of the 2020 Equity Based Compensation Plan. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. We intend to hold our 2020 Annual Meeting in light of the COVID-19 pandemic by means of remote communications only (i.e., a virtual-only annual meeting). The 2020 Annual Meeting will be conducted via live webcast hosted by ZOOM. Information about voting your shares and about attending the virtual Annual Meeting is available in the 2020 Annual Meeting Proxy Statement. All voting will be conducted by either submitting your proxy by mail, voting electronically by the Internet, or voting by telephone. See the 2020 Annual Meeting Proxy Statement for more information about voting and attending the 2020 Annual Meeting by ZOOM webcast. Due to the virtual format there will be no ability to vote your shares at the Annual Meeting. (Items to be voted appear on reverse side.) C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Virtual Annual Meeting. +